EXECUTION VERSION

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT AND REAFFIRMATION OF GUARANTEES

Amendment No. 4 to Loan and Security Agreement, Waiver, and Reaffirmation of Guarantees, dated as of February 24, 2023 (this “Amendment”), among OFFERPAD SPE BORROWER A, LLC, as borrower (“Borrower”), OFFERPAD SPE BORROWER A, LLC, as borrower representative (“Borrower Representative”), OFFERPAD SPE BORROWER A HOLDINGS, LLC, as pledgor and guarantor (“Pledgor”), OFFERPAD HOLDINGS LLC, as limited guarantor (“Guarantor”), JPMORGAN CHASE BANK, N.A., as a lender, AG Mortgage Value Partners Onshore Master Fund, L.P., as a lender, AG Asset Based Credit Master Fund (B), L.P., as a lender, AG TCDRS, L.P., as a lender, AG Centre Street Partnership, L.P., as a lender and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent acting for and on behalf of Lenders (“Administrative Agent”).

RECITALS

Borrower, Borrower Representative, Lenders and Administrative Agent are parties to that certain Loan and Security Agreement, dated as of September 10, 2021 (as amended by Amendment No. 1 to Loan and Security Agreement, dated as of December 16, 2021, as further amended by Amendment No. 2 to Loan and Security Agreement, dated as of September 21, 2022, as further amended by Amendment No. 3 to Loan and Security Agreement, dated as of December 21, 2022, the “Existing Loan Agreement”, as further amended by this Amendment, the “Loan Agreement”). Pledgor is a party to that certain Guaranty Agreement, dated as of September 10, 2021, made in favor of Administrative Agent (the “Guaranty Agreement”). Guarantor is a party to that certain Limited Guaranty, dated as of September 10, 2021, made in favor of Administrative Agent (the “Limited Guaranty”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

Borrower, Borrower Representative, Pledgor, Guarantor, Lenders and Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.

Accordingly, Borrower, Borrower Representative, Pledgor, Guarantor, Lenders and Administrative Agent hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1.
Amendments to Existing Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Existing Loan Agreement is hereby amended by deleting Exhibit A in its entirety and replacing it with Schedule I attached hereto.
SECTION 2.
Conditions Precedent. This Amendment shall become effective as of the date hereof, upon the execution and delivery to Administrative Agent and Lenders of (i) this Amendment by Borrower, Borrower Representative, Pledgor, Guarantor, Administrative Agent

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and Lenders and (ii) that certain Second Amended and Restated Side Letter dated as of the date hereof made among Administrative Agent, Lenders, Borrower and Borrower Representative.
SECTION 3.
Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement, the Guaranty Agreement and the Limited Guaranty shall continue to be, and shall remain, in full force and effect in accordance with their terms. The parties hereto have entered into this Amendment solely to amend the terms of the Existing Loan Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Borrower, Pledgor, Guarantor or any other party under or in connection with the Existing Loan Agreement, the Guaranty Agreement, the Limited Guaranty or any of the other Facility Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the parties under the Existing Loan Agreement, the Guaranty Agreement and the Limited Guaranty are preserved, (ii) the liens and security interests granted under the Existing Loan Agreement continue in full force and effect, and (iii) any reference to the Existing Loan Agreement in any Facility Document shall be deemed to reference the Existing Loan Agreement as amended by this Amendment. The execution of this Amendment by Administrative Agent does not operate as a waiver of any of its rights, powers, or privileges under the Loan Agreement, the Guaranty Agreement, the Limited Guaranty or under any of the other Facility Documents (including, without limitation, any other occurrences under the Loan Agreement that would commence a Default).
SECTION 4.
Ratification and Reaffirmation of Guarantees. Pledgor and Guarantor each hereby ratifies and reaffirms the terms and conditions of the Guaranty Agreement and the Limited Guaranty, as applicable. Pledgor’s and Guarantor’s obligations, liabilities, covenants, and guaranties pursuant to the Guaranty Agreement and the Limited Guaranty, whether for payment, performance, or otherwise, are now and shall remain valid and binding obligations of Pledgor and Guarantor, as applicable, and both before and after giving effect to the Amendment, will remain, now and hereafter, in full force and effect, unmodified and enforceable against Pledgor and Guarantor in accordance with their terms. Pledgor and Guarantor each acknowledges and agrees that this ratification and reaffirmation is given to induce Administrative Agent and Lenders to provide their consent to this Amendment. Absent execution and delivery of this Amendment by Pledgor and Guarantor, Administrative Agent would not have provided such consent to this Amendment.
SECTION 5.
Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 6.
Counterparts. This Amendment may be executed by each of the parties hereto by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature (including, but not limited to, DocuSign) permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or electronic signature, shall for all purposes have the same validity, legal effect,

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and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm of otherwise verify the validity or authenticity thereof. This Amendment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, including without limitation counterparts transmitted by facsimile or other electronic transmission, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile.
SECTION 7.
GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN.
SECTION 8.
Headings. The headings of this Amendment are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
SECTION 9.
Consent. By countersigning this Amendment, Lenders, constituting all of the Lenders under the Loan Agreement, hereby consent to this Amendment. In addition, by countersigning this Amendment, each of Paying Agent and Calculation Agent hereby consents to this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.

By: /s/ Mackenzie Smith

Name: Mackenzie Smith

Title: Vice President

Signature Page to Amendment No. 4 to Loan and Security Agreement

LENDER:

JPMORGAN CHASE BANK, N.A.

By: /s/ Mackenzie Smith

Name: Mackenzie Smith

Title: Vice President

Signature Page to Amendment No. 4 to Loan and Security Agreement

LENDER:

AG Mortgage Value Partners Onshore Master Fund, L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By: /s/ Thomas Durkin

Name: Thomas Durkin

Title:Authorized Person

AG Asset Based Credit Master Fund (B), L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By: /s/ Thomas Durkin

Name: Thomas Durkin

Title:Authorized Person

AG TCDRS, L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By: /s/ Thomas Durkin

Name: Thomas Durkin

Title:Authorized Person

AG Centre Street Partnership, L.P.

By: Angelo, Gordon & Co., L.P., as manager or advisor

By: /s/ Thomas Durkin

Name: Thomas Durkin

Title:Authorized Person

Signature Page to Amendment No. 4 to Loan and Security Agreement

BORROWER:

OFFERPAD SPE BORROWER A, LLC,

as a Borrower

By: /s/ Michael S. Burnett

Name: Michael S. Burnett

Title:Chief Financial Officer

By: /s/ Benjamin Aronovitch

Name: Benjamin Aronovitch

Title: Chief Legal Officer

Signature Page to Amendment No. 4 to Loan and Security Agreement

BORROWER REPRESENTATIVE:

OFFERPAD SPE BORROWER A, LLC

By: /s/ Michael S. Burnett

Name: Michael S. Burnett

Title:Chief Financial Officer

By: /s/ Benjamin Aronovitch

Name: Benjamin Aronovitch

Title: Chief Legal Officer

Signature Page to Amendment No. 4 to Loan and Security Agreement

PLEDGOR AND GUARANTOR:

OFFERPAD SPE BORROWER A HOLDINGS, LLC, as Pledgor

By: /s/ Michael S. Burnett

Name: Michael S. Burnett

Title:Chief Financial Officer

By: /s/ Benjamin Aronovitch

Name: Benjamin Aronovitch

Title: Chief Legal Officer

Signature Page to Amendment No. 4 to Loan and Security Agreement

LIMITED GUARANTOR:

OFFERPAD HOLDINGS LLC, as Guarantor

By: /s/ Michael S. Burnett

Name: Michael S. Burnett

Title:Chief Financial Officer

By: /s/ Benjamin Aronovitch

Name: Benjamin Aronovitch

Title: Chief Legal Officer

Signature Page to Amendment No. 4 to Loan and Security Agreement